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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  JANUARY 25, 2005


                              ELOYALTY CORPORATION
               (Exact Name of Registrant as Specified in Charter)




     DELAWARE                      0-27975                       36-4304577
  (State or Other                (Commission                    (IRS Employer
   Jurisdiction                  File Number)                Identification No.)
 of Incorporation)



150 NORTH FIELD DRIVE, SUITE 250, LAKE FOREST, ILLINOIS             60045
       (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:    (847) 582-7000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 25, 2005, eLoyalty Corporation issued a press release, which includes information concerning its results of operations for its fiscal 2004 fourth quarter. Exhibit 99.1 to this Form 8-K report presents the company's press release, and such Exhibit is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.        Description
-----------        -----------

99.1               eLoyalty Corporation's press release dated January 25, 2005.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ELOYALTY CORPORATION


Date: January 25, 2005                     By:       /s/ Steven C. Pollema
                                               ---------------------------------
                                                       Steven C. Pollema
                                                 Vice President - Operations &
                                                    Chief Financial Officer


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